Exhibit 10.8

CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Dear Mr. Fransen,

Find here below our storage and handling Contract regarding EuroTank Amsterdam BV terminal.

1.	Contract number

ETA-V.Mogas-1

Mogas and Mogas components storage and handling, dated 1 January 2011.

2.	Client

Vitol SA.

28, Boulevard du Pont d’Arve

1205 Geneva

Switzerland

Referred to as “Client”.

3.	Storage Company and storage location

EuroTank Amsterdam BV

Van Riebeeckhavenweg, 9

1041 AD Amsterdam

The Netherlands

Referred to as “Company / Terminal”.

Draft restrictions	: Ref. Appendix 1
Opening hours of the terminal	Ref. Appendix 1

4.	Storage period

The Mogas and Mogas components contract is for a minimum period of five (5) years starting on 1st January 2011 until the 31st December 2015.

The Ethanol contract remains as agreed in the Mogas, Mogas components and Ethanol contract dated 15-01-2008 and will terminate on 30 April 2012 or (when before 30 April 2012) the date that the contractual capacity is moved from the Benzolweg to the Jan van Riebeeckhavenweg site.

The Client has an option to renew the Contract to be declared at least nine (9) months before the end of the first Contract period. Both parties will have to mutually agree on the new terms and conditions not later than three (3) months before the end of the first Contract period.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.	Products specifications

SDS, REACH number and products specifications will be made available prior to first delivery and for each delivery.

Products will be delivered into parcels of minimum 500 Mt each.

6.	Contractual Capacity

Benzolweg site (here after referred to as BW)

Shell capacity of approximately 191,559 M3 of which 10,054 M3 for the storage and handling of ethanol as agreed in our contract dated 15-01-2008. The ethanol capacity will be included in contract ETA-V.Mogas-1 and charged against the tankrental rate in article 9 as from 01 May 2012. Product will be stored on a dedicated basis.

Jan van Riebeeckhaven weg site (here after referred to as JVR)

Shell capacity of approximately 171,596 M3. This includes capacity to store Ethanol. Please note that the move from the BW to the JVR remains subject to approval of the Government, Terminal Management of the Company and Board.

Product will be stored on a dedicated basis.

See Appendix 2.

Please note that the contractual rented capacity at JVR could be one tank in H43 / H83 less during the period that maintenance in H43 / H83 needs to be done.

7.	Means of delivery

Reception	ex seagoing vessel, barge or pumping over
Redelivery	into seagoing vessel, barge or pumping over

8.	Infrastructure, limitations and instructions

See appendix 3 and 4

9.	Rates (in Euros and applicable for the year 2011)

Tank rental at the BW	[***] EURO
Tank rental at the JVR	[***] EURO

Both tankrental rates are per cubic meter (M3) of shell capacity per month or part thereof

Tank rental rate includes:

•	Delivery from seagoing vessel and barge (minimum parcel size 500 Mt)

•	Redelivery into seagoing vessel and barge (minimum parcel size 500 Mt)

•	Storage during the period

•	Standard customs documentation on ship’s departure at terminal (B/L, AAD, T1, timesheet and document receipt)

•	[***] free throughputs in M3 at 15 CD per period of [***].

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•	Free pumping over within these contractual tanks up to [***] free throughputs in M3 at 15 CD per period of 12 months.

•	Circulation in tank via pump capacity.

a.	Additional Throughput Surcharge, per M3 at 15 CD

	BW site	€ [***]

	JVR site	€ [***]

Charged at the end of each Calendar year on the difference, expressed in M3 at 15 CD between the actual throughput and the free throughputs mentioned in paragraph 9 a.

b.	Surcharge for pumping over within these contractual tanks, per M3 at 15 CD

	BW site	€ [***]

	JVR site	€ [***]

Charged at the end of each Calendar year on the difference, expressed in M3 at 15 CD between the actual throughput and the free throughputs mentioned in paragraph 9 a.

c.	Handling of additives	€ [***]

Charged per metric ton in tank.

No storage facilities at the Company for additives.

In case of support of third party, these costs will be charged to the Client plus [***]%.

d.	Butanization Surcharge	€ [***]

Charged per metric ton of butane injected (excluding butane and nitrogen cost)

e.	Nitrogen Surcharge	€ [***]

Charged per M3 of nitrogen injected (excluding nitrogen cost)

f.	Board-a-board Surcharge (BaB)

	Using one or more unloading equipment (ETA berths and lines) including connection & disconnection, supervision with a minimum quantity of [***] Mt per parcel, per M3	€ [***]

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

g.	Additional services, per item	€ [***]

Supply of e.g. Certificate of Origin, EUR1, Form A, INF3, ATR

h.	Water on board

In case water on board or in tank after discharge, water will be drained, removed and disposed. The actual cost with a surcharge of [***]% for coordination, handling and administration costs will be charged to the Client.

All rates exclude:

VAT and any other taxes, levies, fees, quay dues, port charges, heating, product insurance, supply of nitrogen or lead paid to third parties, including Port Authorities, Customs Authorities, Ship’s representative and Cargo representative.

10.	Tank cleaning

Tanks are clean and prepared for clean products prior to commencement of the Contract. Tanks have to be cleaned by the expiry date of the Contract. Costs involved in cleaning the tanks in preparation for the next service (i.e. suitable for Gasoil or other products) and the disposal of wastes if any are to the Client’s account. A copy invoice of the cleaning company will be attached to our invoice with a surcharge of [***]% for coordination and administration costs.

11.	Sublease of tank capacity in article 6

The Client cannot sublease any tank capacity in article 6 without approval of the Company. The Company can negotiate a sublease contract with a 3rd party when requested by the Client. The Client and the Company should both agree with the chosen sublease party. The Client and the Company should agree on the specific, to be subleased, infrastructure beforehand. A sublease contract is according the concept in appendix 5.

12.	Movement from the BW to the JVR (subject to approval of the Government, Terminal Management of the Company and Board).

The Client will transfer their stored Product from the BW to the JVR when instructed by the Company. The Client will temporarily remove their Product from the BW and / or buy Gasoline tickets from another customer at the Company to accommodate free tanks at JVR to facilitate the possible transfer from the BW to the JVR when instructed by the Company.

Mogas will only pay maximum for the contractually agreed rented capacity at the Benzolweg during the movement.

The costs of the transfer of the Product are for the Client’s account. Basic tank cleaning is for the Company’s account. Costs related to removal, transport and destruction of product and / or sediment is for the Client’s account. The movement should preferably happen during the 4th quarter of a calendar year. The timing of the move should be discussed and agreed by the Company, the Client and possible other Customers at the Company.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13.	Changing from Gasoline to Gasoil storage or vice versa

The actual cost, of changing infrastructure from storage of Gasoline to storage of Gasoil or vice versa, with a surcharge of [***]% for coordination, handling and administration costs will be charged to the Client. Changes need to be approved by the Company.

14.	Maintenance

Please note that each tank will be minimally out of service for one month during a 5 years period for regular or emergency maintenance.

15.	Contractual loss

Contractual / acceptable loss during Operations and Storage will be actual loss as determined after unloading/loading operations.

16.	Index / escalation clause

Per the 1st of January of each year, for the first time following the starting date of the Contract, above mentioned tariffs will increase with the percentage based on the Dutch Consumer Price Index figure (CPI) and defined by the Dutch Bureau of Statistics (CBS) reflecting the inflation figure in The Netherlands.

17.	Invoicing and payment

Rental fee will be invoiced once per month; invoices will be issued at the beginning of each calendar month, in advance. Handling, excess throughput, deviations in product flow and/or other services rendered will be invoiced soonest upon expiry of the month in which the respective service was rendered.

Invoices are payable in the currency as invoiced and within 15 days after the date of invoice and before final lifting of product.

18.	General terms and conditions

The General Conditions for Tankstorage in The Netherlands (Votob) and the Votob jetty conditions, latest editions, shall be applicable unless mentioned different in this Contract. We assume a copy is already in your possession. In case you need an additional copy please contact our office. The conditions are also retrievable at www.votob.nl.

19.	Modification of the General Conditions

The provisions set forth in the Contract may be modified by a decision of the Terminal in accordance with technical, safety, environmental or legal requirements. In this case the Terminal shall endeavour to give to the client at least three months notice, except in the event of urgency in particular regarding safety and environmental issues.

By exception to the above mentioned Votob conditions the parties agree that in case any storage capacity of the Client becomes unavailable due to maintenance or repairs undertaken by the Company, the tank rental rate mentioned in article 9.a will be [***] during the unavailable period (period will be computed in full days).

By exception to the above mentioned clause that tank rental will be [***] during the unavailable period:

When Mogas moves to the JVR and tanks in pit H43 / H83 still need to go in maintenance, Mogas will either gain a substitute tank for the tank in maintenance in

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H43 / H83 or gain [***]% discount on the tank rental for the days the tank in H43 / H83 is in maintenance. Please note that the contractual rented capacity at JVR could also be one tank in H43 / H83 less during the period that all maintenance in H43 / H83 needs to be done. The Client will therefore only gain the full contractual capacity in appendix 2 after all maintenance in H43 / H83 is done.

20.	Equity Clause

In the event of unexpected, heavy changes in exploitation costs, or important disruption of the general economy, or any duty or tax not already included, the parties to this Contract will meet to discuss the necessity of modifying part or all of the conditions of this Contract.

21.	Law and jurisdiction

Dutch law and English language will govern the present Contract. For every dispute not settled amicably the only qualified jurisdiction will be Rotterdam courts.

EuroTank Amsterdam BV	Vitol SA

/S/	/S/ Mr. David Fransen
Mr. Frank Schaper	Mr. David Fransen

/S/
Martine de Beer

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 1

Jetties

BW

Jetty No.	Max. length barges (meters)	Draught (feet)(1)
Jetty 10	135	26
Jetty 11	135	35
Jetty 12	135	45
Jetty 13	135	12
Jetty 14	Only sea going vessels	45

Jetty 16	135	18

JVR

A combination of JVR and BW jetties. To be decided.

1—Above stated draughts are general figures. Contact the local harbour authorities for the latest draught restrictions.

2—Above mentioned berths may not be all available for the operations of the customer as they depend on the pipelines arrangment. Contact customer service for precise information.

Surveying

Before loading and unloading of vessels the Client must appoint an independent surveying company. When failing to do so the Terminal may nominate one, on behalf of the Client and all costs plus [***]% will be for account of and invoiced to the Client.

Working hours and overtime

For operations the Terminal is working on a 365/7/24 basis.

For emergency please contact key-personnel at below stated phone numbers.

Emergency contact details Key-personnel:

CS manager	: Martine de Beer
E-mail	: mlb@eta.vtti.com
Tel	: +31(0)20 587 2135
Mobile	: +31(0)6 23897646

HSE coordinator	: Roelof Zeilmaker
E-mail	: rzl@eta.vtti.com
Tel	: +31(0)20 587 2156
Mobile	: +31(0)6 2171 1473

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2 Storage capacity

tank number	roof	M3 shell as in contract	M3 nett capaciteit in contract
c0009	CR	4.935	4790
c0019	CR	5.030	4881
c0012	CR	5.047	4694
c0013	CR	5.007	4696
c0015	CR	5.043	4892
c0016	CR	5.064	4943
c0048	CR	2.998	2925
c0049	CR	3.019	2949
c0062	CR	1.972	1914
c0063	CR	1.996	1950
c0064	CR	4.980	4834
c0065	CR	1.970	1912
c0067	CR	5.050	4900
c0201	FL.R	23.212	20891
c0202	FL.R	23.355	20909
c0203	FL.R	23.403	20785
c0204	FL.R	23.175	20902
c0205	FL.R	23.194	20934
c0206	FL.R	23.109	20909
		191.559	175.610

tank number	roof	M3 as in contracts	M3 nett capaciteit in contract
H0102	IFR	37500	35250
H0103	IFR	37500	35250
H0104	IFR	37500	35250
h4307	FL.R	8447	7942
h4309	FL.R	8446	7946
h8302	FL.R	8440	7982
h8304	FL.R	8440	7986
h8306	FL.R	8430	7982
h8308	FL.R	8454	7983
h8310	FL.R	8439	7982
		171.596	161.553
		191.559	175.610
		171.596	161.553
		19.963	14.057

Present capacity: BW

Masterplan: JVR

Please note that the contractual rented capacity at JVR could be one tank in H43 / H83 less during the period that maintenance in H43 / H83 needs to be done.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 3 Infrastructure

Infrastructure at the BW up to the transfer to the JVR Please note that maintenance plans for the future are not complete yet and might change infrastructural possibilities.

•	Preferably one pit in oxy or non-oxy. Preferably non-oxy in tankpits 20 and 6 and oxy in pits 1, 2 and 4.

•	Pit 20 consists of 3 coupled tanks (C0201-C0204, C0203-0206, C0202-C0205). It is only possible to perform 2 manipulations per time in the total pit and 1 manipulation per couple per time. There is one additional line to perform an additional unloading of a vessel / barge simultaneously. A manipulation meaning (un)loading vessel I barge and pumpover.

•	Tanks C0012 and C0013 have a dedicated pump and line to jetty 12 and 13.

•	Circulation can be done on tanks in pit 20 and 6 and on tanks C0048 and C0049.

•	Butane can be unloaded via jetty 10 and pumped to tanks in pit 20 and 6. All tanks can be butanised via tank-to-tank transfers.

•	Please note that there are momentarily no restrictions on the number of landings of the Floating Roofs per year. When the authorities / legislation obliges the Company to stipulate a number of roof landings per year (even to zero) this automatically accounts for the Client;

•	If the tanks have a Floating Roof, please note that there will be no circulation by air / blowing, only normal circulation.

•	It is not advisable to fully empty a tank in a barge.

•	The water separator is flushed and dedicated to only oxy or non-oxy. Change from oxy to non-oxy product or vice versa would require a flush.

•	If the VRU is out of operation, ETA is not allowed (legislation) to perform the following operations:

•	loading a vessel / barge with gasoline from a floating roof tank;

•	discharging gasoline into a fixed-roof tank if also the vapor-balancing system is out of operation.

•	Please note that the storage tanks cannot store products with a Benzene content > 50%;

•	Please note that the storage tanks cannot store products with a RVP content > 14.5 psi;

•	Please note that the storage tanks cannot store products with a Mercaptane content > 30 ppm;

•	Please note that a tankpit and therefore pump and lines might be shared with other Customers;

•	Channel line: max. 300 / 350 M3 pumping capacity per hour.

•	A channel line will be dedicated to Gasoline (components) when Vital Mogas decides to store Gasoline at the Jan van Riebeeckhavenweg. 1 channel line is and will remain dedicated to Gasoil.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Infrastructure at the JVR

Please note that the infrastructure is subject to further engineering and is indicative and might change.

•	Pit H01: 3 product pumps and 3 lines + butane line

•	Pit H43 / H83: 2 product pumps and 2 lines + butane line

•	Possible split in product flow: oxy and non-oxy

•	H01: Please note that the Floating Roof should not reach the bottom during the storage of Gasoline during the Contract period; i.e. minimal dead stock of 1,820 cubic meters (M3) required.

•	H43 / H83: Please note that there are momentarily no restrictions on the number of landings of the Floating Roofs per year. When the authorities / legislation obliges the Terminal to stipulate a number of roof landings per year (even to zero) this automatically accounts for the Client;

•	Please note that the storage tanks cannot store products with a Benzene content > 50%;

•	Please note that the storage tanks cannot store products with a RVP content > 14.5 psi;

•	Please note that the storage tanks cannot store products with a Mercaptane content > 30 ppm;

•	If the tanks have a Floating Roof, please note that there will be no circulation by air / blowing, only normal circulation.

•	Please note that the Terminal might have Naphtha customers on site as well. The VRU can be based on Naphtha or Gasoline. Please note that the Terminal is still investigating the consequence when Gasoline and Naphtha is manipulated simultaneously.

•	It is not advisable to fully empty a tank in a barge.

•	If the VRU is out of operation, ETA is not allowed (legislation) to perform the following operations:

•	loading a vessel / barge with gasoline from a floating roof tank;

•	Please note that a tankpit and therefore pump and lines might be shared with other Customers.

•	Tanks with a floating roof cannot be homogenized via air / n2. Only by circulating.

•	Possible changes to the channel lines are investigated.

•	Ethanol can only be stored in tanks in pit H01. A dedicated arm will be (made) available.

Specific details and restrictions on tank and line infrastructure can be added and / or adjusted.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 4 Instructions

Basic information on nomination

•	Customer’s reference number (For Vitol)

•	Loading or discharging

•	REG / IMO number & Name (of vessel / barge, etc.)

•	Agents name

•	Pre cargo

•	ETA (day, month, year).

•	Product name and GN code

•	Oxy or non-oxy

•	Certificate of analysis

•	SDS

•	Quantity (KGV / KGA)

•	Volume (at 15 Degrees C)

•	Tolerance (Min / Max / App.)

•	Receiver

•	Surveyors- who (for what inspection)

•	Discharge

EU	non-EU
Excise number	origin EUR1/ FORM A INF3 (T1) Value of a product Free

•	Loading

EU	non-EU
Excise number	T1 (AAD, status change)

•	Documents (BL, quantity quality report, ullage report, timesheet, statement of facts, certificate of origin, master’s receipt for documents, master receipt’s for samples, cargo manifest, tank inspection report or certificate of cleanliness Note nr of copies for receivers and / or for master

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Basic information on programme

•	Customer’s reference number

•	Replacing programme... (if applicable)

•	Ex / into vessel / barge / truck / railcar tank (in correct sequence)

Tank number in

Tank number out

•	Quantity (M3 at 15 degrees C or until full approximately... M3 or % of total quantity or hand blend per tank and modality)

•	Tolerance (min / max / as close to but never more than)

•	Balance tank

•	Surveyor who (in nomination, but shown as repeated information)

Optional:

•	Value

•	Procedure to apply (e.g. 10 ppm procedure)

•	Line flushes into (only in ITT)

•	Additivation (who, quantity (liters) in which tanks)

•	Remarks (open box) e.g. reddying RTC, Sulphur details, Ron, RVP (butane), aromatics

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 5

Sublease contract concept.

Dear Mr. Fransen,

In reference to the Mogas and Mogas components Contract dated 1 January 2011 and the Gasoline sublease contract dated             , we agree the following:

Vitol Mogas will receive no invoices for the tank rental, throughput and additional services, as agreed in the Mogas and Mogas components Contract dated 1 January 2011, related to the subleased contractual capacity mentioned, in article 7, for the given period, in article 4, in the Gasoline sublease contract dated             .

Vitol Mogas and EuroTank Amsterdam BV will [***] the additional revenue generated via the Gasoline sublease contract dated             ; i.e. the difference between the value of the invoices Vitol Mogas will normally pay for the tankrental related to the Mogas and Mogas components Contract dated 1 January 2011 and the received value for the invoices for tankrental related to the Gasoline sublease contract dated             .

EuroTank Amsterdam BV will send Vitol Mogas a credit note accordingly.

EuroTank Amsterdam BV	Vitol SA

Mr. Frank Schaper	Mr. David Fransen

Martine de Beer

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Dear (3rd party) and Mr. Fransen,

Find here below our sublease Contract regarding EuroTank Amsterdam BV terminal.

1.	Contract number

Gasoline sublease contract dated             .

2.	Client that will put contracted tanks available for sublease

Vital SA.

28, Boulevard du Pont d’Arve

1205 Geneva

Switzerland

Referred to as “Client”.

3.	Customer that will sublease the tanks that are contractually rented by the Client

(3rd party)

Referred to as “Customer”.

4.	Storage period

The gasoline sublease contract is for a period of one (1) month starting on              until the             .

5.	Products specifications

SDS, REACH number and products specifications will be made available prior to first delivery and for each delivery.

Products will be delivered into parcels of minimum 500 Mt each.

6.	Storage Company and storage location

EuroTank Amsterdam BV

Van Riebeeckhavenweg, 9

1041 AD Amsterdam

The Netherlands

Referred to as “Company”.

Draft restrictions	: Ref. Appendix 1
Opening hours of the terminal	: Ref. Appendix 1

7.	Contractual Capacity

Shell capacity of              M3, split in              tanks.

Product will be stored on a dedicated basis.

The Client puts the following tanks available for sublease during the given period in article 4. The Customer will sublease the following tanks during the given period in article 4.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tank	Shell capacity (cbm)	Nett capacity (cbm) (98%)	Prev. cargo	Material	Coating	Heating coil
	To be completed	To be completed	To be completed	To be completed	To be completed	To be completed
total

8.	Means of delivery

Reception     ex seagoing vessel, barge or pumping over

Redelivery     into seagoing vessel, barge or pumping over

9.	Rates (in Euros)

a.	Tank rental	€ to be negotiated

per cubic meter (M3) of shell capacity per month or part thereof

Tank rental rate includes:

•	Delivery from seagoing vessel and barge (minimum parcel size 500 Mt)

•	Redelivery into seagoing vessel and barge (minimum parcel size 500 Mt)

•	Storage during the period

Standard customs documentation on ship’s departure at terminal (B/L, AAD, T1, timesheet and document receipt)

•	(To be negotiated).... free throughput per the stated contract period (i.e. one month)

b.	Additional Throughput Surcharge, per M3 at 15 CD	€ to be negotiated

Charged at the end of the contract period on the difference, expressed in M3 at 15 CD between the actual throughput and the free throughput mentioned in paragraph 9 a.

c.	Pumping over within these contractual tanks, per M3 at 15 CD	€ to be negotiated

d.	Circulation in tank, with a minimum of [***] hours, per hour	€ to be negotiated

e.	Additional services	€ to be negotiated

Supply of e.g. Certificate of Origin, EUR1, Form A, INF3, ATR

f.	Water on board

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

In case water on board or in tank after discharge, water will be drained, removed and disposed. The actual cost with a surcharge of 10% for coordination, handling and administration costs will be charged to the Customer.

All rates exclude:

VAT and any other taxes, levies, fees, quay dues, port charges, heating, product insurance, supply of nitrogen or lead paid to third parties, including Port Authorities, Customs Authorities, Ship’s representative and Cargo representative.

10.	Tank cleaning (to be negotiated with 3rd party and Vital Mogas beforehand)

Tanks are clean and prepared for clean products prior to commencement of the Contract. Tanks have to be cleaned by the expiry date of the Contract. The Customer will therefore empty and vacate the tank 6 days before the expiry date of the Contract. Costs involved in cleaning the tanks in preparation for the next service (i.e. suitable for Gasoil or other products) and the disposal of wastes if any are to the Customer’s account. A copy invoice of the cleaning company will be attached to our invoice with a surcharge of [***]% for coordination and administration costs.

11.	Contractual loss

Contractual loss during Operations and Storage will be actual loss as determined after unloading/loading operations.

12.	Invoicing and payment

Rental fee will be invoiced once per month; invoices will be issued at the beginning of each calendar month, in advance. Handling, excess throughput, deviations in product flow and/or other services rendered will be invoiced soonest upon expiry of the month in which the respective service was rendered.

Invoices are payable in the currency as invoiced and within 15 days after the date of invoice and before final lifting of product.

Invoices are sent directly from the Company to the Customer.

13.	Operational co-operation

The Customer and the Company will have direct contact on all operational instructions, possibilities and limitations.

14.	General terms and conditions

The General Conditions for Tankstorage in The Netherlands (Votob) and the Votob jetty conditions, latest editions, shall be applicable unless mentioned different in this Contract. We assume a copy is already in your possession. In case you need an additional copy please contact our office. The conditions are also retrievable at www.votob.nl.

15.	Modification of the General Conditions

The provisions set forth in the Contract may be modified by a decision of the Terminal in accordance with technical, safety, environmental or legal requirements. In this case the Terminal shall endeavour to give to the client at least three months notice, except in the event of urgency in particular regarding safety and environmental issues.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16.	Rights and liabilities

The Client will have no contractual rights on the contractual capacity mentioned in article 4, during the contract period mentioned in article 4.

The Client retains liability versus the Company for any breaches by the Customer and remain responsible for performance if the Customer does not perform.

17.	Equity Clause

In the event of unexpected, heavy changes in exploitation costs, or important disruption of the general economy, or any duty or tax not already included, the parties to this Contract will meet to discuss the necessity of modifying part or all of the conditions of this Contract.

18.	Law and jurisdiction

Dutch law and English language will govern the present Contract. For every dispute not settled amicably the only qualified jurisdiction will be Amsterdam courts.

EuroTank Amsterdam BV	Vitol SA	(3rd party)

Mr. Frank Schaper	Mr. David Fransen	(3rd party)

Martine de Beer

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 1

Jetties

Jetty No.	Max. length barges (meters)	Draught (feet)(1)
To be confirmed beforehand. Subject to tanks and co-operation 3rd party and Vitol Mogas.

1 – Above stated draughts are general figures. Contact the local harbour authorities for the latest draught restrictions.

2 – Above mentioned berths may not be all available for the operations of the customer as they depend on the pipelines arrangment. Contact customer service for precise information.

Surveying

Before loading and unloading of vessels the Customer must appoint an independent surveying company. When failing to do so the Terminal may nominate one, on behalf of the Customer and all costs plus [***]% will be for account of and invoiced to the Customer.

Working hours and overtime

For operations the Terminal is working on a 365/7/24 basis

For emergency please contact key-personnel at below stated phone numbers.

Emergency contact details Key-personnel:

CS manager	: Martine de Beer
E-mail	: mlb@eta.vtti.com
Tel	:+ 31(0)20 587 2135
Mobile	:+ 31(0)6 23897646

HSE coordinator	: Roelof Zeilmaker
E-mail	: rzl@eta.vtti.com
Tel	:+ 31(0)20 587 2156
Mobile	:+ 31(0)6 2171 1473

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.